                                                                 EXHIBIT 10(aa)

               AMENDMENT NO. 1 TO UNDERWRITER'S WARRANT AGREEMENT


       Amendment dated as of January 23, 1992 ("Amendment") to a certain Underwriter's Warrant Agreement dated as of January 23, 1992 (the "Original Warrant Agreement") among Misonix, Inc. (originally called "Medsonic, Inc."), a New York corporation (the "Company"), and Josephthal Lyon & Ross Incorporated, a New York corporation (referred to as the "Underwriter").


                                   WITNESSETH


     WHEREAS, pursuant to the Original Warrant Agreement, the Underwriter was issued warrants (the "Underwriter's Warrants") entitling it to purchase from the Company (A) at $10.725 per share, up to an aggregate of 160,000 shares of Common Stock, $.01 par value of the Company (the "Underwriting Shares"), and (B) 160,000 redeemable warrants at a price of $.165 per redeemable warrant (the "Warrants"), each Warrant entitling the Holder to purchase one share of the Company's Common Stock (the "Shares") at an exercise price of $12.87 per Share until 5:30 pm, New York Time on January 23, 1997 (the "Warrant Expiration Date"); and

     WHEREAS, the Underwriter has not exercised the Underwriter's Warrants but has transferred the same to the persons whose names are hereinafter set forth on the signature page (the "Holder(s)"),

     WHEREAS, the Underwriter, the Holders and the Company have certain differences of opinion as to the rights of the Underwriter and the Holder(s) under the Original Warrant Agreement and, in full settlement and compromise of such differences, the parties hereto have agreed to modify the Original Warrant Agreement, the Underwriter's Warrants and the Warrants, as hereinafter provided in this Amendment and, as so modified, to provide for the modification of certain of the terms and conditions in exercise of the Underwriter's Warrants and issuance of the underlying securities to the Holder(s);

     NOW, THEREFORE, in consideration of the following and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 1 of the Original Warrant Agreement is hereby deleted in its entirety and replaced as follows:

        "1. Grant. (a) The Holder is hereby granted the right to purchase, at any time until 5:30 P.M., New York time, on February 3, 1997, up to an aggregate of 160,000 Shares at an exercise price of $1.00 per Share subject to the terms and conditions of this Agreement.

                (b) The Holder is hereby granted the right to purchase, at any time until 5:30 P.M., New York time, on May 31, 1998 (the "Expiration Date"), up to an aggregate of 160,000 Shares issuable upon the exercise of 160,000 Redeemable Warrants. No Redeemable Warrant may be exercised after 5:30 p.m. on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void. Each Redeemable Warrant is exercisable to purchase one Share at an initial exercise price of $6.00. Except as set forth herein and except that the Redeemable Warrants are not subject to call or redemption by the Company, the Shares and Redeemable Warrants are in all respects identical to the shares of Common Stock and Redeemable Warrants purchased by the Underwriter for resale to the public pursuant to the terms and provisions of the Underwriting Agreement."

     2. Section 5 of the Original Warrant Agreement is hereby deleted in its entirety and replaced as follows:

        "5. Restriction on Transfer of Warrants. The Holder of the Shares and a Redeemable Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrant Securities are being acquired as an investment and not with a view to the distribution thereof."

     3. Section 6 of the Original Warrant Agreement is hereby deleted in its entirety and replaced as follows:

        "6.     Exercise Price.

        ss.6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial Exercise Price of each Redeemable Warrant shall be $6.00 per Share. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the initial Exercise Price in accordance with the provisions of Section 8 hereof.

        ss.6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial Exercise Price or the adjusted Exercise Price, depending upon the context."

     4. Sections 8.1, 8.2, and 8.8 of the Original Warrant Agreement are hereby deleted in their entirety.

     5. Section 8.9 of the Original Warrant Agreement is hereby deleted in its entirety and replaced as follows:

        "8.9 Redemption of Redeemable Warrants. Notwithstanding anything to the contrary contained in the Redeemable Warrant Agreement or elsewhere, the Redeemable Warrants cannot, under any circumstances, be redeemed by the Company, and shall remain in full force and effect, notwithstanding the exercise or expiration of the 1,600,000 Redeemable Warrants originally distributed to the public on January 23, 1992."

     6. Section 13 of the Original Warrant Agreement is hereby deleted in its entirety and replaced as follows:

        "13. Redeemable Warrants. The form of the certificate representing the Redeemable Warrants (and the form of election to purchase shares of Common Stock upon the exercise of the Redeemable Warrants and the form of the assignment printed on the reverse thereof) shall be substantially as set forth in Exhibit A annexed hereto."

     7. Section 17 of the Original Warrant Agreement is hereby amended by deleting the dates "January 23, 1999" and "January 23, 2005" on the second and third lines thereof, and replacing them with the dates "May 31, 2000" and "May 31, 2006" respectively.

     8. The individuals set forth on the signature page hereof hereby represent and warrant to the Company as follows:

        (a) they have not attempted to transfer any Warrant Securities and, to the best of their knowledge, there are no prior claims on any of their Warrant Securities; and

        (b) they currently intend to exercise their Warrants pursuant to the "cashless exercise" provision of Section 3.2 of the Original Warrant Agreement.

     9. Governing Law and Jurisdiction.

        (a) This Amendment and each Redeemable Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

        (b) The Company, the Underwriter and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Amendment shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Underwriter and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Underwriter and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof; by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 14 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim.

     10. Entire Agreement: Modification. This Amendment (including Exhibit A hereof) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     11. Severability. If any provision of this amendment shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof.

     12. Captions. The caption headings of the paragraphs of this Amendment are for convenience of reference only and are not intended, nor should they be construed as, a part of this instrument and shall be given no substantive effect.

     13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed but one and the same original instrument.

     14. Effectiveness of Original Warrant Agreement. Except as expressly amended by this Amendment, the Original Warrant Agreement shall remain unmodified and in full force and effect.

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                      5:30P.M. NEW YORK TIME, MAY 31, 1998

NO. W-
                               ___________Warrants


                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that _________, or registered assigns, is the registered holder of __________ Warrants to purchase initially, at any time until 5:30 p m. New York time on May 31, 1998 ("Expiration Date"), up to 160,000 fully-paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of Misonix, Inc., a New York corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $6.00 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of January 23, 1992 between the Company and Josephthal Lyon & Ross Incorporated ("Josephthal"), as amended by that certain Amendment No. 1 to Underwriter's Warrant Agreement dated as of January 23, 1997 by and among the Company, Josephthal, and the holders of the Underwriter's Warrants (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

     No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.


     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the ocurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof; and of any distribution to the holder(s) hereof; and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

Attest:                                         MISONIX, INC.


/s/ [illegible]                                 By:/s/ Joseph Librizzi
-----------------------                           ------------------------
Secretary                                         Joseph Librizzi
                                                  President


                                                JOSEPHTHAL LYON & ROSS
                                                INCORPORATED


                                                By:
                                                   ---------------------
                                                   Dan Purjes
                                                   Chairman

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

Attest:                                         MISONIX, INC.


/s/                                             By:
-----------------------                           ------------------------
Secretary                                         Joseph Librizzi
                                                  President


                                                JOSEPHTHAL LYON & ROSS
                                                INCORPORATED


                                                By: /s/ Dan Purjes
                                                    ---------------------
                                                    Dan Purjes
                                                    Chairman

                                                 No. of Underwriter's
Holder(s)                                        Warrants
---------                                        ---------------------


/s/ Lawrence Rice                                 9,414
--------------------------
Name: Lawrence Rice
Address:


/s/ Dan Purjes                                   88,031
--------------------------
Name: Dan Purjes
Address:


/s/ Paul Fitzgerald                                 444
--------------------------
Name: Paul Fitzgerald
Address:


/s/ Michael Loew                                  3,701

--------------------------
Name: Michael Loew
Address:


/s/ Charles Roden                                 6,355
--------------------------
Name: Charles Roden
Address:


                                                 12,635
--------------------------
Name: Estate of Peter Sheib
Address:


                                                  2,675
--------------------------
Name: Averell Satloff
Address:

                                                 No. of Underwriter's
Holder(s)                                        Warrants
---------                                        ---------------------


 /s/ Lawrence Rice
--------------------------
Name: Lawrence Rice
Address:


 /s/ Dan Purjes
--------------------------
Name: Dan Purjes
Address:



--------------------------
Name: Paul Fitzgerald
Address:


 /s/ Michael Loew
--------------------------
Name: Michael Loew
Address:



 /s/ Charles Roden
--------------------------
Name: Charles Roden
Address:



--------------------------
Name: Estate of Peter Sheib
Address:


 /s/ Averell Satloff
--------------------------
Name: Averell Satloff
Address:

                                                 No. of Underwriter's
Holder(s)                                        Warrants
---------                                        ---------------------



--------------------------
Name: Lawrence Rice
Address:



--------------------------
Name: Dan Purjes
Address:



--------------------------
Name: Paul Fitzgerald
Address:



--------------------------
Name: Michael Loew
Address:



--------------------------
Name: Charles Roden
Address:



/s/ Stuart Ross  executor                        12,635
--------------------------
Name: Estate of Peter Sheib
Address:



--------------------------
Name: Averell Satloff
Address:

                                                 No. of Underwriter's
Holder(s)                                        Warrants
---------                                        ---------------------



/s/ Matthew Balk                                  7,845
----------------------------
Name: Matthew Balk
Address:


                                                 16,000
----------------------------
Name: Mel Forman
Address:


/s/ Roger Baumberger                             10,000
----------------------------
Name: Roger Baumberger
Address:


/s/ Martin Magida                                 1,000
----------------------------
Name: Martin Magida
Address:


/s/ Frank Garriton                                  700
---------------------------
Name: Frank Garriton
Address:


                                                    600
---------------------------

Name: Jean Orr
Address:


                                                    600
---------------------------
Name: Peter Labe
Address:

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:

     ________ shares of Common Stock

and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of Misonix, Inc. in the amount of $__________ all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of ___________________ whose address is ___________________ and that such
Certificate be delivered to _______________ whose address is _________________.


Dated:


                        Signature ________________________________________

                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                        __________________________________________________
                        (Insert Social Security or Other Identifying Number of Holder)

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase;

     ____________ shares of Common Stock

all in accordance with the terms of Section 3.2 of the Underwriter's Warrant Agreement dated as of January 23, 1992, as amended as of January 23, 1997 between Misonix, Inc. and Josephthal Lyon & Ross Incorporated. The undersigned requests that a certificate for such Securities be registered in the name______ whose address is ______________ and that such Certificate be delivered to ____________________ whose address is ___________.



Dated:


                       Signature ________________________________________

                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                        __________________________________________________
                        (Insert Social Security or Other Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]


                    (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)


         FOR VALUE RECEIVED _______________________________ hereby
sells, assigns and transfers unto


      ____________________________________________________________________

                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated: _____________    Signature ________________________________________

                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                        __________________________________________________
                        (Insert Social Security or Other Identifying Number of Holder)


                        _________________________________________________
                        Signature Guaranteed